UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2005

                          CENDANT MORTGAGE CAPITAL LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
              Delaware                              333-110192                                  52-233-8856
-------------------------------------         ------------------------                   ---------------------------
    (STATE OR OTHER JURISDICTION                    (COMMISSION                               (I.R.S. EMPLOYER
           OF FORMATION)                           FILE NUMBER)                             IDENTIFICATION NO.)

3000 Leadenhall Road
Mount Laurel , New Jersey                                                                          08054
-------------------------------------                                                    ---------------------------
  (ADDRESS OF PRINCIPAL EXECUTIVE                                                                (ZIP CODE)
              OFFICES)
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Registrant's telephone number, including area code, is (856) 917-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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



                                       -2-

Item 8.01.        Other Events.
                  ------------

         On or about January 27, 2005, the Registrant will cause the issuance and sale of CDMC Mortgage Pass-Through Certificates, Series 2005-1 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of January 1, 2005, between the Registrant as seller, Cendant Mortgage Corporation as master servicer and Citibank, N.A., as trustee. In connection with the sale of the Certificates, the Registrant has been advised by William J. Mayer Securities, LLC ("Mayer"), that Mayer has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "collateral term sheets" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-110192 which Collateral Term Sheets are being filed as exhibits to this report.

         The Collateral Term Sheets have been provided by Mayer. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Collateral Term Sheets were prepared by Mayer at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 9.01.        Financial Statements, PRO FORMA Financial Information and
                  Exhibits

         (a)      Financial Statements.

                  Not applicable.

         (b)      PRO FORMA Financial Information.

                  Not applicable.

         (c)      Exhibits


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                                     ITEM 601(A) OF
                                     REGULATION S-K
      EXHIBIT NO.                     EXHIBIT NO.                                   DESCRIPTION
      -----------                     -----------                                   -----------
           1                               99                    Collateral Term Sheets--Collateral Term Sheets (as
                                                                 defined in Item 5) that have been provided by Mayer to
                                                                 certain prospective purchasers of CDMC Mortgage
                                                                 Pass-Through Certificates, Series 2005-1 (filed in
                                                                 paper pursuant to the automatic SEC exemption pursuant
                                                                 to Release 33-7427, August 7, 1997)
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





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            CENDANT MORTGAGE CAPITAL LLC


                                            By:      /s/ Wallace H. Ryan
                                               --------------------------------
                                            Name:    Wallace H. Ryan
                                            Title:   Assistant Vice President

Dated: January 5, 2005







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                                  EXHIBIT INDEX


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                              Item 601(a) of
                              Regulation S-K                                             Sequentially Numbered
Exhibit Number                Exhibit No.                 Description                    Page
--------------                -----------                 -----------                    ----
1                             99                          Collateral Term Sheets         Filed Manually
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